SEMIANNUAL REPORT

October 31, 1995

INVESCO
DYNAMICS
FUND,
INC.

A Smart Choice
For Maximum
Growth Potential

INVESCO FUNDS

Economic  Overview                                                 November 1995
     A "soft landing" -- moderate inflation with moderate economic growth -- may well be underway.
  Over the past 12 months, consumer prices have edged up just 2.8% (through 10/31/95). That's well below the figure most analysts had anticipated. Last winter, forecasts for the 1995 consumer inflation rate ran in the 4% to 5% range. Producer costs have increased at an even slower rate, just 1.3% over the past year.
  However, even as they puzzle over a low-inflation trend, analysts are hailing the continued economic recovery. Growth in Gross Domestic Product (GDP) has remained positive at moderate levels considered more sustainable for a mature market such as the United States.
  These figures may indeed herald the much ballyhooed "soft landing." An annualized real GDP growth rate of 2.5% was the announced target when the Federal Reserve Board began raising short-term interest rates in February 1994. Growth then slowed to annualized rates of 2.7% and 1.3% in the first and second quarters of 1995, respectively.
  Feeling confident that wage and price increases are under control, the Fed directed a modest cut in interest rates this past summer. Meanwhile, inflation has remained subdued in its corner, running at about the same annualized rate as in 1993 and 1994. Despite an unexpectedly strong 4.2% jump in the real GDP growth rate during the third quarter, the soft landing thus far appears intact.
  Stock and bond investors have responded positively to these developments. Led by technology, health and financial stocks, the S&P 500 has moved up strongly this year, achieving a total return of 29.28% for the ten months ended 10/31/95. The Lehman Government/Corporate Bond Index likewise advanced 15.61% over the same period.1
  October 1995 represented a slowdown for market gains -- a timely reminder that a torrid pace cannot be sustained indefinitely. Of course, during November, the market resumed its expansion and the Dow Jones Industrial Average broke through the 5,000 mark for the first time. Therefore, barring any unanticipated surprises in corporate earnings, the trade deficit or the federal budget, we continue to expect moderate growth (albeit at a slower rate than we've seen this year) for many months into the future.

Dynamics Fund
Performance
  For the 12 months ended 10/31/95, INVESCO Dynamics Fund achieved a total return of 28.03%2, outperforming both the S&P 500, which had a total return of 26.32%, and the S&P MidCap 400, with 21.21%.1 In recognition of the fund's performance, independent mutual fund analyst Morningstar awarded Dynamics Fund its Five Star rating for the 5 years ended 10/31/95.3 (Of course, past performance is not a guarantee of future results.)

                                   Dynamics Fund
                          Average Annualized Total Return
                                  as of 10/31/952

                         1 year                     28.03%
                         ---------------------------------
                         5 years                    26.31%
                         ---------------------------------
                         10 years                   16.04%
                         ---------------------------------

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in the INVESCO Dynamics Fund to the value of a $10,000 investment in the S&P 500 and Russell 2000 Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/95.

  According to independent fund analyst Lipper Analytical Services, Dynamics Fund has outperformed the average capital appreciation fund over the long-term as well. For the 10-year period ending 10/31/95, we achieved a total return of 16.04% versus an average of 12.97% for the category. For the last five years, from 10/31/90 to 10/31/95, the fund has done even better, with a 26.31% total return versus an average of 18.05%. And for the last year, 10/31/94 to 10/31/95, Dynamics returned 28.03% versus the category average of 21.09%. (Of course, past performance is not a guarantee of future results.)2
  The line graph on page one illustrates the value of a $10,000 investment in INVESCO Dynamics Fund, plus reinvested dividends and capital gain distributions, for the 10-year period ended 10/31/95. (Of course, past performance is not a guarantee of future results.)2
     The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.

Strategic Summary
  Much of this year's success can be attributed to the substantial gains in technology stocks. Many of these gains were harvested in the third quarter for the following reasons:
  The first was to participate in the strong profits enjoyed by the sector following significant growth during late 1994 and early 1995. The second reason was our belief that many of these equities had become overvalued and were vulnerable to a drop in price. This possibility was realized -- and the fund was protected -- when three major technology sell-offs occurred during the third and fourth quarters of 1995.
  These sales reduced the fund's technology holdings from of a peak of 35% of the portfolio in late '94 to the current level of about 16%. This reduction of technology as a percentage of the portfolio brings two longer-term advantages which should serve us well as we move into 1996. First, greater diversification means that there is less exposure to any single market that could be negatively affected by the projected economic softening in 1996. As always, greater diversification translates into potentially greater stability during market downtrends.
  A second advantage is the fund's increased ability to pursue under-recognized opportunities within sectors other than technology. Two key areas in which Dynamics has expanded its holdings in anticipation of potential future strong returns include agriculture and energy.

Agriculture: Recent improvements in world economies, particularly in the Far East, translate into greater demand for grain as spending on food increases. This growing consumption, combined with two consecutive years of poor crop production, means that 1996 should be a banner year for farming. In anticipation of worldwide demand, Dynamics Fund has stocked up on seed and fertilizer equities, including positions in Pioneer Hi-Bred International and Agrium, Inc.

Energy: As the technology involved in oil and gas exploration has become better and cheaper, small- and medium-sized energy companies have gained the opportunity to efficiently compete with larger corporations for new discoveries. The mid-cap companies' smaller size means that successful exploration could result in an asset value increase of up to 25% to 50% over a short period of time. By selecting attractively valued companies with current production growth rates of 15% to 20%, Dynamics Fund can enjoy the benefit of current performance, with potential for significant upside participation. Key choices among our holdings at this time include United Meridian, TransTexas Gas, and Anadarko Petroleum.

Other Sectors: The technology position has been trimmed to the higher quality core companies. We believe that current holdings in enterprise software, application software and networking equipment companies, such as Bay Networks, continue to provide superior growth opportunities in this sector.

  Continued controversy surrounding health-care has led to a defensive posturing for this portion of the portfolio. Profits taken from the sale of HMO stocks earlier this year have been directed into proprietary companies such as Nellcor Puritan Bennet and Medtronic Inc., and faster growing international pharmaceutical companies such as Sandoz of Switzerland. These companies are positioned to withstand sector slowdowns; at the same time their strong pipelines of new business provide good opportunities for growth.
     Expected deregulation for cable, broadcasting and communications sectors should lead to improved cash flow trends in 1996 for the media sector, as well as precipitating further consolidation in the industry. Key current holdings include Comcast Corp. Special Class A and US WEST.

Looking Ahead
  With projections for a slowing economy during 1996, growth could become more difficult to achieve across the broad market. However, mid-cap companies have the ability to respond more quickly to market opportunities than their larger counterparts, while standing upon greater financial security than many small-cap corporations. By continuing to rely upon growth stock strategies proven over the last 10 years, we believe Dynamics Fund is positioned to potentially outperform the '96 broad market.

Fund Manager
     INVESCO  Dynamics Fund is managed by INVESCO Senior Vice President  Timothy
J. Miller. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 16-year veteran of the investment business, he is a Chartered Financial Analyst. Mr. Miller joined INVESCO in 1992, and took over management of Dynamics Fund at the beginning of 1994. He also manages INVESCO Strategic Leisure Portfolio. Mr. Miller is assisted by Amy Selner, who joined INVESCO in 1991. She is a graduate of Creighton University, Omaha, where she earned a BSBA in finance and marketing.

1 The S&P 500 and Dow Jones Industrial Average are unmanaged indexes considered representative of the performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stock prices. The Russell 2000 is an unmanaged index indicative of domestic smaller-capitalization stock prices. The Lehman Government/Corporate Bond Index is an unmanaged index illustrating the broad fixed-income markets.

2 Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

3 Morningstar's proprietary ratings reflect historical risk-adjusted performance as of 10/31/95 and are subject to change every month. These ratings are calculated from the fund's 3-, 5-, and 10-year average annual total returns (based on available track records) in excess of 90-day Treasury bill returns with appropriate fee adjustments and risk factors that reflect portfolio performance below 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars. The next 22.5% receive 4 stars; the next 35%, 3 stars. There are 92 Aggressive Growth funds ranked by Morningstar. Dynamics Fund's 3- and 5-year ratings are 5 stars, and its 10-year rating is 3 stars.

INVESCO Dynamics Fund, Inc.
Ten Largest Common Stock Holdings
October 31, 1995

Description                                    Value
--------------------------------------------------------
Boston Chicken                           $17,751,563
U S WEST                                  15,318,581
Agrium Inc                                14,760,000
Safeway Inc                               14,175,000
HFS Inc                                   13,842,500
Pioneer Hi-Bred International             12,842,950
Seagram Co Ltd                            11,988,000
Sandoz AG Ltd                             11,542,449
Informix Corp                             10,921,875
St Jude Medical                           10,650,000

Composition of holdings is subject to change.

INVESCO Dynamics Fund, Inc.
Statement of Investment Securities
October 31, 1995
UNAUDITED
                                           Country Code   Shares or
                                                if        Principal
Description                                 Applicable      Amount       Value
--------------------------------------------------------------------------------
COMMON STOCKS   85.39%
AEROSPACE & DEFENSE   1.34%
General Motors Class H                                    100,000    $ 4,200,000
Loral Corp                                                130,000      3,851,250
                                                                    ------------
                                                                       8,051,250
                                                                    ------------
AGRICULTURAL   2.86%
Dekalb Genetics Class B                                   100,000      4,275,000
Pioneer Hi-Bred International                             258,800     12,842,950
                                                                    ------------
                                                                      17,117,950
                                                                    ------------
BANKING   1.32%
HSBC Holdings PLC                                   UK    400,000      5,820,120
Hang Seng Bank Ltd                                  HK    250,000      2,093,626
                                                                    ------------
                                                                       7,913,746
                                                                    ------------
BROADCASTING   0.35%
Television Broadcasts Ltd                           HK    200,000        801,883
Television Broadcasts Ltd ADR^                      HK    325,000      1,303,055
                                                                    ------------
                                                                       2,104,938
                                                                    ------------
BUILDING & CONSTRUCTION   RELATED   1.29%
Fluor Corp                                                 65,000      3,672,500
Lowe's Cos                                                150,000      4,050,000
                                                                    ------------
                                                                       7,722,500
                                                                    ------------
CABLE TELEVISION   3.20%
Comcast Corp Special Class A                              450,000      8,043,750
Cox Communications Class A*                               100,000      1,875,000
Tele-Communications Inc -
  Liberty Media Group Series A*                           100,000      2,462,500
Tele-Communications Inc -
  TCI Group Series A*                                     400,000      6,800,000
                                                                    ------------
                                                                      19,181,250
                                                                    ------------
CHEMICALS   3.91%
Agrium Inc                                          CA    360,000     14,760,000
Vigoro Corp                                               200,000      8,675,000
                                                                    ------------
                                                                      23,435,000
                                                                    ------------
COMPUTER LOCAL NETWORKS   3.25%
Bay Networks*                                             115,000      7,618,750
cisco Systems*                                             60,000      4,650,000
Lannet Data Communications Ltd*                           250,000      7,187,500
                                                                    ------------
                                                                      19,456,250
                                                                    ------------

COMPUTER SERVICES   1.39%
DST Systems*                                              145,000      3,045,000
Fiserv Inc*                                               204,500      5,265,875
                                                                    ------------
                                                                       8,310,875
                                                                    ------------
COMPUTER SOFTWARE   8.13%
Cognos Inc*                                         CA    210,000      6,693,750
Computer Associates International                         130,000      7,150,000
Informix Corp*                                            375,000     10,921,875
Microsoft Corp*                                            75,000      7,500,000
Oracle Systems*                                           200,000      8,725,000
SAP AG                                              GM     24,000      3,803,735
Sybase Inc*                                               100,000      3,925,000
                                                                    ------------
                                                                      48,719,360
                                                                    ------------
CONTROL INSTRUMENTS   0.68%
Elsag Bailey Process Automation    NV ADR*          NL    148,400      4,043,900
                                                                    ------------
DIVERSIFIED COMPANIES   2.23%
Hutchison Whampoa Ltd                               HK    680,000      3,746,606
Kansas City Southern Industries                           125,000      5,828,125
Swire Pacific Ltd Class A Shrs                      HK    500,000      3,750,744
                                                                    ------------
                                                                      13,325,475
                                                                    ------------
ELECTRICAL EQUIPMENT   0.88%
Honeywell Inc                                             125,000      5,250,000
                                                                    ------------
ELECTRONICS   0.23%
Leitch Technology*                                  CA     75,000      1,366,155
                                                                    ------------
FINANCE RELATED   1.91%
Block (H & R) Inc                                         200,000      8,250,000
Filinvest Development Class B*^                     RP  1,500,000      1,270,203
SOS Staffing Services*                                    242,700      1,941,600
                                                                    ------------
                                                                      11,461,803
                                                                    ------------
FOOD PRODUCTS & BEVERAGES   3.43%
Heineken NV                                         NL     45,370      8,039,740
PT Sekar Bumi Foreign Shrs*                         ID    450,000        534,600
Seagram Co Ltd                                      CA    333,000     11,988,000
                                                                    ------------
                                                                      20,562,340
                                                                    ------------
GAMING   2.12%
Circus Circus Enterprises*                                200,000      5,325,000
Harrah's Entertainment*                                   161,500      3,997,125
Trump Hotels & Casino Resorts*                            196,800      3,345,600
                                                                    ------------
                                                                      12,667,725
                                                                    ------------
HEALTH CARE RELATED   1.22%
Columbia/HCA Healthcare                                    75,000      3,684,375
Inphynet Medical Management*                              200,000      3,600,000
                                                                    ------------
                                                                       7,284,375
                                                                    ------------

HOTELS   2.31%
HFS Inc*                                                  226,000     13,842,500
                                                                    ------------
MACHINERY    2.95%
Case Corp                                                 107,400      4,094,625
Deere & Co                                                 75,000      6,703,125
Foster Wheeler                                            150,000      5,625,000
Hardinge Inc                                               50,000      1,225,000
                                                                    ------------
                                                                      17,647,750
                                                                    ------------
MEDICAL RELATED   5.74%
Medtronic Inc                                             100,000      5,775,000
Nellcor Puritan Bennett*                                  176,000     10,120,000
Pharmacia AB Sponsored
   ADR Representing Series A    Shrs                SW    225,000      7,875,000
St Jude Medical*                                          200,000     10,650,000
                                                                    ------------
                                                                      34,420,000
                                                                    ------------
MEDICAL RELATED -- DRUGS   6.79%
Forest Laboratories*                                      195,800      8,101,225
Pfizer Inc                                                125,000      7,171,875
Sandoz AG Ltd                                       SZ     14,000     11,542,449
Upjohn Co                                                 150,000      7,612,500
Watson Pharmaceuticals*                                   140,000      6,265,000
                                                                    ------------
                                                                      40,693,049
                                                                    ------------
OIL & GAS RELATED   8.97%
Anadarko Petroleum                                        200,000      8,675,000
Apache Corp                                                79,200      2,019,600
Enron Oil & Gas                                           100,000      2,000,000
Noble Affiliates                                          130,500      3,229,875
Nuevo Energy*                                             150,000      3,318,750
Oil Search Ltd                                      PP    700,000        591,064
Petroleum Geo-Services A/S
   Sponsored ADR*                                   NO    126,200      2,445,125
Phillips Petroleum                                        250,000      8,062,500
Plains Resources*                                         175,000      1,192,188
Santa Fe Energy Resources*                                400,000      3,550,000
Tejas Gas*                                                 82,500      3,867,188
TransTexas Gas*                                           318,000      5,088,000
United Meridian*                                          575,000      9,703,125
                                                                    ------------
                                                                      53,742,415
                                                                    ------------
REAL ESTATE RELATED   0.24%
Sun Hung Kai Properties Ltd                         HK    180,000      1,437,570
                                                                    ------------
RECREATION SERVICES   1.90%
Disney (Walt) Co                                           90,000      5,186,250
Gaylord Entertainment Class A                             240,250      6,186,437
                                                                    ------------
                                                                      11,372,687
                                                                    ------------

RETAIL   10.50%
Albertson's Inc                                           250,000      8,312,500
Boston Chicken*                                           525,000     17,751,563
Melville Corp                                             150,000      4,800,000
Movie Gallery*                                            100,000      3,850,000
Rite-Aid Corp                                             250,000      6,750,000
Safeway Inc*                                              300,000     14,175,000
Vons Cos*                                                 286,000      7,257,250
                                                                    ------------
                                                                      62,896,313
                                                                    ------------
TELECOMMUNICATIONS   1.16%
Rogers Cantel Mobile
   Communications Class B*                          CA    100,000      2,075,000
Tele-Communications
  International Class A*                                  216,000      4,887,000
                                                                    ------------
                                                                       6,962,000
                                                                    ------------
TRANSPORTATION   2.53%
Illinois Central Series A                                 200,000      7,650,000
Wisconsin Central Transportation*                         125,000      7,531,250
                                                                    ------------
                                                                      15,181,250
                                                                    ------------
UTILITIES   2.56%
U S WEST                                                  321,650     15,318,581
                                                                    ------------

TOTAL COMMON STOCKS
   (Cost $457,719,444)                                               511,489,007
                                                                    ------------
SHORT-TERM INVESTMENTS --
  COMMERCIAL PAPER   14.61%
FINANCE RELATED   14.61%
Associates Corp of North America
  5.870%, 11/1/1995                                   $18,500,000     18,500,000
Chevron Oil Finance
  5.740%, 11/6/1995                                   $15,267,000     15,267,000
Deere (John) Capital
  5.750%, 11/8/1995                                   $18,500,000     18,500,000
Household Finance
  5.720%, 11/2/1995                                   $20,679,000     20,679,000
Sears Roebuck Acceptance
  5.750%, 11/6/1995                                   $14,558,000     14,558,000
                                                                    ------------
TOTAL SHORT-TERM    INVESTMENTS
  (Cost $87,504,000)                                                  87,504,000
                                                                    ------------
TOTAL INVESTMENT
  SECURITIES AT VALUE   100.00%
   (Cost $545,223,444)
   (Cost for Income Tax Purposes
  $545,648,670)                                                    $ 598,993,007
                                                                    ============

*  Security is non-income producing.

^  The following are restricted securities at October 31, 1995:

                                                                        Value as
                                        Acquisition   Acquisition           % of
Description                                    Date          Cost     Net Assets
--------------------------------------------------------------------------------
Filinvest Development
  Class B                                   10/4/95    $1,514,684          0.22%
Television Broadcasts
  Ltd ADR                                   2/25/94     1,161,825           0.22
                                                                          ------
                                                                           0.44%
                                                                          ======

Summary of Investments by Country

                                                             % of
                                            Country    Investment
Country                                        Code    Securities          Value
--------------------------------------------------------------------------------
Canada                                           CA         6.16%  $  36,882,905
Germany                                          GM          0.63      3,803,735
Hong Kong                                        HK          2.19     13,133,484
Indonesia                                        ID          0.09        534,600
Netherlands                                      NL          2.02     12,083,640
Norway                                           NO          0.41      2,445,125
Papua New Guinea                                 PP          0.10        591,064
Philippines                                      RP          0.21      1,270,203
Sweden                                           SW          1.31      7,875,000
Switzerland                                      SZ          1.93     11,542,449
United Kingdom                                   UK          0.97      5,820,120
United States                                    US         83.98    503,010,682
                                                       -------------------------
                                                          100.00%   $598,993,007
                                                       =========================
See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
Statement of Assets and Liabilities
October 31, 1995
UNAUDITED

ASSETS
Investment Securities at Value
  (Cost $545,223,444)                                $598,993,007
Cash  131,533
Receivables:
  Investment Securities Sold                            4,713,348
  Fund Shares Sold                                      6,766,072
  Dividends and Interest                                  395,255
Prepaid Expenses and Other Assets                          98,147
                                                    -------------
TOTAL ASSETS                                          611,097,362
                                                    -------------
LIABILITIES
Payables:
  Investment Securities Purchased                      23,265,461
  Fund Shares Repurchased                               6,133,393
Accrued Distribution Expenses                             118,490
Accrued Expenses and Other Payables                        26,816
                                                    -------------
TOTAL LIABILITIES                                      29,544,160
                                                    -------------
Net Assets at Value                                  $581,553,202
                                                    =============
NET ASSETS
Paid-in Capital*                                     $450,676,206
Accumulated Undistributed
  Net Investment Income                                   674,739
Accumulated Undistributed Net Realized
  Gain on Investment Securities and
  Foreign Currency Transactions                        76,432,631
 Net Appreciation
  of Investment Securities and
  Foreign Currency Transactions                        53,769,626
                                                    -------------
Net Assets at Value                                  $581,553,202
                                                    =============
Net Asset Value, Offering and Redemption
  Price per Share                                          $13.36
                                                           ======

* The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 43,543,227 were outstanding at October 31, 1995.

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
Statement of Operations
Six Months Ended October 31, 1995
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                              $2,078,283
Interest                                                1,554,975
  Foreign Taxes Withheld                                 (48,796)
                                                    -------------
  TOTAL INCOME                                          3,584,462
                                                    -------------
EXPENSES
Investment Advisory Fees                                1,494,228
Distribution Expenses                                     639,095
Transfer Agent Fees                                       522,049
Administrative Fees                                        43,346
Custodian Fees and Expenses                                73,931
Directors' Fees and Expenses                               16,247
Professional Fees and Expenses                             25,100
Registration Fees and Expenses                             51,801
Reports to Shareholders                                    78,279
Other Expenses                                              7,315
                                                    -------------
  TOTAL EXPENSES                                        2,951,391
  Fees Paid Indirectly                                   (39,779)
                                                    -------------
     NET EXPENSES                                       2,911,612
                                                    -------------
NET INVESTMENT INCOME                                     672,850
                                                    -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                        51,198,297
Change in Net Appreciation
  of Investment Securities and
  Foreign Currency Transactions                        26,672,456
                                                    -------------
NET GAIN ON INVESTMENT SECURITIES                      77,870,753
                                                    -------------
Net Increase in Net Assets from Operations           $ 78,543,603
                                                    =============

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
Statement of Changes in Net Assets

                                                       Six Months           Year
                                                            Ended          Ended
                                                       October 31       April 30
                                                    -------------  -------------
                                                             1995           1995
                                                        UNAUDITED
OPERATIONS
Net Investment Income                                    $672,850    $ 1,109,817
Net Realized Gain on
  Investment Securities and
  Foreign Currency Transactions                        51,198,297     29,136,854
Change in Net Appreciation
  of Investment Securities and
  Foreign Currency Transactions                        26,672,456     15,196,055
                                                    -------------  -------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                      78,543,603     45,442,726
                                                    -------------  -------------
DISTRIBUTIONS TO
  SHAREHOLDERS
Net Investment Income                                           0    (1,107,928)
Net Realized Gain on
  Investment Securities                                         0    (3,485,672)
                                                    -------------  -------------
TOTAL DISTRIBUTIONS                                             0    (4,593,600)
                                                    -------------  -------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         323,062,981    527,496,500
Reinvestment of Distributions                                   0      4,474,773
                                                    -------------  -------------
                                                      323,062,981    531,971,273
Amounts Paid for Repurchases
  of Shares                                         (241,653,408)  (438,513,747)
                                                    -------------  -------------
NET INCREASE IN NET
   ASSETS FROM FUND
  SHARE TRANSACTIONS                                   81,409,573     93,457,526
                                                    -------------  -------------
Total Increase in Net Assets                          159,953,176    134,306,652
NET ASSETS
Beginning of Period                                   421,600,026    287,293,374
                                                    -------------  -------------
End of Period (Including
   Accumulated Undistributed Net
    Investment Income of $674,739
   and $1,889, respectively)                        $ 581,553,202  $ 421,600,026
                                                    =============  =============

FUND SHARE TRANSACTIONS
Shares Sold                                            25,751,688     50,821,354
Shares Issued from Reinvestment
 of Distributions                                               0        426,507
                                                    -------------  -------------
                                                       25,751,688     51,247,861
Shares Repurchased                                   (19,270,090)   (42,496,240)
                                                    -------------  -------------
Net Increase in Fund Shares                             6,481,598      8,751,621
                                                    =============  =============
See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
Notes to Financial Statements
UNAUDITED
     NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Dynamics Fund, Inc. (the "Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sale price in the market where such securities are primarily traded. If last sale prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
        Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
        Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or at market value if maturity is greater than 60 days.
B.  SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  --  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the ex dividend date. Cost is determined on the specific identification basis.
        The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain and loss from investments.
        Restricted  securities held by the Fund may not be sold except in exempt transactions or in a public offering  registered  under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
C. FEDERAL AND STATE TAXES -- The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expiring capital loss carry forwards.
E. EXPENSES -- Under an arrangement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits  are  included  in  Fees  Paid  Indirectly  in  the  Statement  of
      Operations.
     NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% of average net assets in excess of $700 million.
      In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services.
The fee is accrued daily and paid monthly.
      IFG receives a transfer agent fee of $14.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
      A plan of distribution pursuant to Rule 12b-1 of the Act provides for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the period ended October 31, 1995, the Fund paid the Distributor $604,411 for reimbursement of expenses incurred.
     NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S.. Government securities and short-term securities) were $544,003,590 and $476,586,937, respectively.
      There were no purchases or sales of U.S. Government securities.
     NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $65,020,505, and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $11,676,168 resulting in net appreciation of $53,344,337.
     NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
      The Fund has adopted an unfounded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement. Pension expenses for the six-months ended October 31, 1995, included in Directors' Fees and Expenses in the Statement of Operations were $2,178. Unfunded accrued pension costs of $12,813 and pension liability of $19,346 are included in prepaid expenses and accrued expenses, respectively, in the Statement of Assets and Liabilities.

INVESCO Dynamics Fund, Inc.
Financial Highlights
 (For a Fund Share Outstanding throughout Each Period)

                                            Six Months
                                                 Ended
                                            October 31                               Year Ended April 30
                                          ------------  --------------------------------------------------
                                                  1995       1995      1994      1993       1992      1991
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period         $ 11.38     $10.15   $ 10.89     $9.57      $8.50     $7.39
                                          ------------  --------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      0.02       0.03    (0.02)    (0.03)     (0.02)      0.05
Net Gains on Securities
 (Both Realized and Unrealized)                   1.96       1.34      1.99      1.64       2.05      1.64
                                          ------------  --------------------------------------------------
Total from Investment Operations                  1.98       1.37      1.97      1.61       2.03      1.69
                                          ------------  --------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.00       0.03      0.00      0.00       0.00      0.05
Distributions from Capital Gains                  0.00       0.11      2.71      0.29       0.96      0.53
                                          ------------  --------------------------------------------------
Total Distributions                               0.00       0.14      2.71      0.29       0.96      0.58
                                          ------------  -------------------------------------------------
Net Asset Value -- End of Period               $ 13.36     $11.38   $ 10.15    $10.89     $ 9.57     $8.50
                                          ============  ==================================================
TOTAL RETURN                                   17.40%*     13.57%   17.86%     16.80%     23.47%    23.11%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                              $581,553   $421,600  $287,293  $231,100   $153,956  $100,860
Ratio of Expenses to Average Net Assets#       0.58%*@      1.20%     1.17%     1.20%      1.18%     1.15%
Ratio of Net Investment Income (Loss)
  to Average Net Assets#                        0.13%*      0.33%   (0.37%)   (0.38%)    (0.17%)     0.59%
Portfolio Turnover Rate                          105%*       176%      169%      144%       174%      243%

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22%, and ratio of net investment income to average net assets would have been 0.31%.

@     Ratio reflects total expenses prior to any expense offset.

                                 FAMILY OF FUNDS

                                                             Newspaper
Fund Name                     Fund Code    Ticker Symbol   Abbreviation
---------------------------------------------------------------------
International
Latin American Growth            34            IVSLX         LatinAmGr
European Small Company           37            IVECX         EuroSmCo
European                         56            FEURX           Europ
Pacific Basin                    54            FPBSX           PcBas
International Growth             49            FSIGX          IntlGr
---------------------------------------------------------------------
Sector
Energy                           50            FSTEX           Enrgy
Environmental Services           59            FSEVX          Envirn
Financial Services               57            FSFSX          FinSvc
Gold                             51            FGLDX           Gold
Health Sciences                  52            FHLSX          HlthSc
Leisure                          53            FLISX          Leisur
Technology                       55            FTCHX           Tech
Worldwide Capital Goods          38            ISWGX          WldCap
Worldwide Communications         39            ISWCX          WldCom
---------------------------------------------------------------------
Growth, Value
Emerging Growth                  60            FIEGX          Emgrth
Value Equity                     46            FSEQX           ValEq
Small Company                    74            IDSCX          DivSmCo
Dynamics                         20            FIDYX           Dynm
Growth                           10            FLRFX           Grwth
---------------------------------------------------------------------
Equity-Income
Industrial Income                15            FIIIX          IndInc
Utilities                        58            FSTUX           Util
---------------------------------------------------------------------
Balanced/Multiple-Asset
Multi-Asset Allocation           70            IMAAX         MulAstAl
Balanced                         71            IMABX            Bal
Total Return                     48            FSFLX          TotRtn
---------------------------------------------------------------------
Bond
High Yield                       31            FHYPX           HiYld
Select Income                    30            FBDSX          SelInc
U.S. Government Securities       32            FBDGX           USGvt
Intermediate Government Bond     47            FIGBX          IntGov
Short-Term Bond                  33            INIBX          ShTrBd
---------------------------------------------------------------------
Tax-Exempt
Tax-Free Long-Term Bond          35            FTIFX           TxFre
Tax-Free Intermediate Bond       36              *               *
---------------------------------------------------------------------
Money Market
Tax-Free Money Fund              40            FFRXX            N/A
Cash Reserves                    25            FDSXX            N/A
U.S. Government Money Fund       44            FUGXX            N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(r), your 24-hour Personal Account
Line call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc.,(sm) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, pleas visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 East Union Avenue,
Lobby Level

This information must be preceded or accompanied by an effective prospectus.